UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 10, 2008

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MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Certain Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2008, Medis Technologies Ltd. (the “Company”) and Robert K. Lifton, the Company’s Chairman, agreed to reduce Mr. Lifton’s annual salary to $240,000.

On November 10, 2008, Howard Weingrow resigned as the Company’s Chief Operating Officer and was appointed as the Company’s Executive Vice President. He will retain the titles and positions of Deputy Chairman and Treasurer. In addition, the Company and Mr. Weingrow agreed to reduce Mr. Weingrow’s annual salary to $240,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2008
MEDIS TECHNOLOGIES LTD.

By:	/s/ Jose Mejia
Name: Jose Mejia
Title: President and Chief Executive Officer